SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

                 Date of Report:  August 21, 1995

                   READING & BATES CORPORATION
      (Exact name of registrant as specified in its charter)

         Delaware          1-5587           73-0642271
     (State or other    (Commission    (I.R.S. Employer
     jurisdiction of    File Number)   Identification No.)
     incorporation)


         901 Threadneedle, Suite 200, Houston, TX   77079
      (Address of principal executive offices)   (Zip Code)


 Registrant's telephone number, including area code (713) 496-5000

  Item 7. Financial Statements and Exhibits

       (c)  Exhibits

             Exhibit 99  -      Press Release  dated August 21,
                                1995  - Agreement  in principle
                                to purchase  the Support Vessel
                                IOLAIR   from  BP   Exploration
                                Operating Company Limited.

                            SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.

                                READING & BATES CORPORATION


                                By  /s/T. W. Nagle
                                    -------------------------
                                    T. W. Nagle
                                    Vice President & Chief
                                    Financial Officer

  Dated: August 21, 1995